Exhibit 10.1
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
This Third Amendment to Loan and Security Agreement (this “Amendment”) dated as of June 29, 2015 (the “Third Amendment Effective Date”), is by between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”), and ROSETTA STONE LTD., a Virginia corporation (“Borrower”).

W I T N E S S E T H:
WHEREAS, Borrower and Bank are party to that certain Loan and Security Agreement dated as of October 28, 2014 as amended by a First Amendment to Loan and Security Agreement dated March 31, 2015 and a Second Amendment to Loan and Security Agreement dated May 1, 2015 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”); and
WHEREAS, Borrower has requested that Bank agree to modify and amend certain terms and conditions of the Loan Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2.Amendment of the definition of “Change in Control”. The definition of “Change in Control” in Section 13.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following language:

““Change in Control” means any event, transaction, or occurrence as a result of which (a) any “person” (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of a Credit Party, is or becomes a beneficial owner (within the meaning Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Ultimate Parent, Holdings or Borrower, representing thirty-five percent (35%) or more of the combined voting power of Ultimate Parent’s, Holdings’ or Borrower’s then outstanding securities; or (b) [reserved] or (c) Ultimate Parent ceases to own, directly or indirectly, 100% of the capital stock of each other Credit Party.”
3.Amendment of Exhibits D and E to the Loan Agreement. Exhibit D and Exhibit E to the Loan Agreement are hereby deleted in their entireties and replaced by Exhibit D and Exhibit E attached to this Amendment.

4.Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of Bank:

(a)This Amendment shall have been duly executed and delivered by the respective parties hereto. Bank shall have received a fully executed copy hereof.

(b)All necessary consents and approvals to this Amendment shall have been obtained by Borrower.
(c)After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)Bank shall have received the fees costs and expenses required to be paid pursuant to Section 6 of this Amendment (including the reasonable and documented fees and disbursements of legal counsel required to be paid thereunder).

5.Representations and Warranties. Borrower hereby represents and warrants to Bank as follows:

(a)    This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by Borrower, will be the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and equitable principals (whether enforcement is sought by proceedings in equity or at law).

(b)    Its representations and warranties set forth in this Amendment, the Loan Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are (i) to the extent qualified by materiality, true and correct in all respects and (ii) to the extent not qualified by materiality, true and correct in all material respects, in each case, on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(c)    The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the performance of Borrower under the Loan Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary organizational action on the part of Borrower and (ii) will not (A) violate any provisions of the certificate of incorporation or formation or organization or by-laws or limited liability company agreement or limited partnership agreement of Borrower or (B) constitute a violation by Borrower of any applicable material Requirement of Law.

Borrower acknowledges that Bank has acted in good faith and have conducted in a commercially reasonable manner their relationships with Borrower in connection with this Amendment and in connection with the other Loan Documents. Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and agrees that such reliance is reasonable and appropriate.
6.Payment of Costs and Expenses Borrower shall pay to Bank an amendment fee equal to Ten Thousand Dollars ($10,000), which fee shall be fully-earned and non-refundable as of the Third Amendment Effective Date. In addition, Borrower shall pay to Bank all reasonable costs and out-of-pocket expenses of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto or thereto (which costs include, without limitation, the reasonable and documented fees and expenses of any attorneys retained by Bank).

7.Choice of Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each party hereto submits to the exclusive jurisdiction of the State and Federal courts in the Southern District of the State of New York; provided, however, that nothing in the Loan Agreement as amended by this Amendment shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of such Agent. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

8.Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.Effect on Loan Documents.

(a)    The amendments set forth herein shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver, or modification of any other term or condition of the Loan Agreement or of any Loan Documents or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Documents; (b) to be a consent to any future consent or modification, forbearance, or waiver to the Loan Agreement or any other Loan Document, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Borrower hereby ratifies and reaffirms its obligations under the Loan Agreement and the other Loan Documents to which it is a party and agrees that none of the amendments or modifications to the Loan Agreement set forth in this Amendment shall impair Borrower’s obligations under the Loan Documents or Bank’s rights under the Loan Documents. Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to Bank on behalf and for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. Borrower acknowledges and agrees that the Loan Agreement and each other Loan Document is still in full force and effect and acknowledges as of the date hereof that Borrower has no defenses to enforcement of the Loan Documents. Borrower waives any and all defenses to enforcement of the Loan Agreement as amended hereby and each other Loan Documents that might otherwise be available as a result of this Amendment of the Loan Agreement. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b)    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

(c)    This Amendment is a Loan Document.

10.Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Bank pertaining to the subject matter contained herein and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect hereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Loan Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable. All references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import shall mean the Loan Agreement as amended hereby.

11.Release. Borrower may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Loan Agreement or the other Loan Documents. Bank and Borrower desire to resolve each and every one of such Claims in conjunction with the execution of this Amendment and thus Borrower makes the releases contained in this Section 10. In consideration of Bank entering into this Amendment, Borrower hereby fully and unconditionally releases and forever discharges Bank and its directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalf (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which Borrower has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, including the administration or enforcement of the Loans, the Obligations, the Loan Agreement or any of the Loan Documents (collectively, all of the foregoing, the “Claims”). Borrower represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omission of the Released Parties which on the date hereof would be the basis of a claim by Borrower against the Released Parties which is not released hereby. Borrower represents and warrants that the foregoing constitutes a full and complete release of all Claims.

12.Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

[SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
BORROWER:
ROSETTA STONE LTD.
By /s/ Thomas M. Pierno
Name: Thomas M. Pierno
Title: Chief Financial Officer

BANK:
SILICON VALLEY BANK
By /s/ Will Deevy
Name: Will Deevy
Title: Vice President

Acknowledged and Agreed:
GUARANTORS:

ROSETTA STONE INC.

By:    /s/ Thomas M. Pierno
Name:    Thomas M Pierno
Title:    CFO

ROSETTA STONE HOLDINGS INC.

By:    /s/ Thomas M. Pierno
Name:    Thomas M Pierno
Title:    CFO

ROSETTA STONE INTERNATIONAL INC.

By:    /s/ Thomas M. Pierno
Name:    Thomas M Pierno
Title:    CFO

LIVEMOCHA LLC

By:    /s/ Bruce Ghrist
Name:    Bruce Ghrist
Title:    Manager

LEXIA LEARNING SYSTEMS LLC

By:    /s/ Bruce Ghrist
Name:    Bruce Ghrist
Title:    Manager